AMENDMENT DATED AS OF FEBRUARY 21, 1995 TO EMPLOYMENT AGREEMENT between Schein Pharmaceutical, Inc. (the "Company") and Martin Sperber ("Sperber").

The Company and Sperber are parties to an employment agreement dated September 30, 1994 (the "Employment Agreement"), pursuant to which Sperber is employed as the Company's Chairman of the Board, Chief Executive Officer and President.

The Company and Sperber agree as follows:

1. Section 2.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

      "As compensation for Sperber's employment hereunder, Sperber shall be entitled to receive a base salary (the "Base Salary") of $600,000 per annum for the first year of the Employment Period, $650,000 per annum for the second year of the Employment Period and $700,000 per annum for the third, fourth and fifth years of the Employment Period, payable in accordance with the Company's normal payroll practices for tits senior executive officers from time to time in effect."

2. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Employment Agreement. Except as expressly amended hereby, all provisions of the Employment Agreement shall remain in full force and effect.


                                        SCHEIN PHARMACEUTICAL, INC.


/s/ Martin Sperber                      By: /s/ [ILLEGIBLE]
-----------------------------------        -------------------------------------
MARTIN SPERBER                             Executive Vice President and
                                           Chief Operating Officer

                                 AMENDMENT NO 1
                                     TO THE
                           EMPLOYMENT AGREEMENT DATED
                           SEPTEMBER 30, 1994 BETWEEN
                 SCHEIN PHARMACEUTICAL, INC. AND MARTIN SPERBER

Reference in made to the Employment Agreement dated September 30, 1994 between Schein Pharmaceutical, Inc. and Martin Sperber (the "Employment Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Employment Agreement.

1. Section 1.2 of the Employment Agreement is amended to read in its entirety as follows:

            "1.2 Employment Period. Sperber's employment shall be for the period commencing on January 1, 1994 and ending on January 1, 2000 (the "Employment Expiration Date"), unless terminated earlier pursuant to the
      Section 4 hereof (the "Employment Period")."

2. In Section 3.2 of the Employment Agreement the definition of "Average Total Cash Compensation" shall be amended to read as follows:

      '"Average Total Cash Compensation" shall mean the average of the highest three of the last six fiscal years of Total Cash Compensation (as defined below) occurring prior to the date Sperber's employment is terminated;'

Except as amended hereby, the Employment Agreement shall continue in full force and effect.

Dated as of March 6, 1998

                                        SCHEIN PHARMACEUTICAL, INC.

/s/ Martin Sperber                      By: /s/ [ILLEGIBLE]
-----------------------------------        -------------------------------------
Martin Sperber                             Authorized Officer

                                 AMENDMENT NO. 2
                                     TO THE
                           EMPLOYMENT AGREEMENT DATED
                           SEPTEMBER 30, 1994 BETWEEN
                 SCHEIN PHARMACEUTICAL, INC. AND MARTIN SPERBER

Reference is made to the Employment Agreement dated September 30, 1994 between Schein Pharmaceutical, Inc. and Martin Sperber, as amended by Amendment No. 1 thereto dated as of March 6, 1998 (the "Employment Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Employment Agreement.

1. Section 1.2 of the Employment Agreement is amended to read in its entirety as follows:

            "1.2 Employment Period. Sperber's employment shall be for the period commencing on January 1, 1994 and ending on January 1, 2001 (the "Employment Expiration Date"), unless terminated earlier pursuant to
      Section 4 hereof (the "Employment Period")."

2. Section 2.1 of the Employment Agreement is amended to read in its entirety as follows:

            "2.1 Base Salary. As compensation for Sperber's employment hereunder, Sperber shall be entitled to receive a base salary (the "Base Salary") at a rate of $600,000 per annum for the first two years of the Employment Period and $700,000 per annum for the next five years of the Employment Period, payable in accordance with the Company's normal payroll practices for its senior executive officers from time to time in effect."

3. In Section 3.2 of the Employment Agreement, the definition of "Average Total Cash Compensation" shall be amended to read as follows:

            '"Average Total Cash Compensation" shall mean the average of the highest three of the last seven full fiscal years of Total Cash Compensation (as defined below) occurring prior to the date Sperber's employment is terminated;'

4. A new Section 3.3 is added to the Employment Agreement to read in its entirety as follows:

            "3.3 Stock Options. In the event Sperber's employment is terminated pursuant to Section 4.1 upon Sperber's death, Disability, retirement at or after age 65, or by the Company other than with Cause, all unvested stock options held by Sperber on the date of such termination or retirement shall immediately vest and be fully exercisable, and all stock options held by Sperber (including those vesting by reason of the preceding provision) shall remain exercisable (to the extent not exercised) for a period of three years from the date of such termination or retirement."

Except as amended hereby, the Employment Agreement shall continued in full force and effect.


Dated as of November 18, 1999

                                        SCHEIN PHARMACEUTICAL, INC.


/s/ Martin Sperber                      By: /s/ Paul Feuerman
-----------------------------------        -------------------------------------
Martin Sperber                             Name: Paul Feuerman
                                           Title: SR VP & GEN COUNSEL

                                 AMENDMENT NO. 3
                                     TO THE
                           EMPLOYMENT AGREEMENT DATED
                           SEPTEMBER 30, 1994 BETWEEN
                 SCHEIN PHARMACEUTICAL, INC. AND MARTIN SPERBER

Reference is made to the Employment Agreement dated September 30, 1994 between Schein Pharmaceutical, Inc. and Martin Sperber, as amended by Amendment No. 1 thereto dated as of March 6, 1998 and Amendment No. 2 thereto dated as of November 18, 1999 (the "Employment Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Employment Agreement.

1.  A new Section 5.6 is added to the Employment Agreement as follows:

          "5.6 FAILURE TO OFFER EXTENSION. If the Company fails to offer Sperber in writing, on or prior to any Employment Expiration Date during the Employment Period, the opportunity to extend the then Employment Expiration Date to a date one year after such date, the Company shall pay to Sperber, in a lump sum in cash within 30 days of such Employment Expiration Date, an amount equal to his Base Salary on such Employment Expiration Date plus $375,000 (the "Reference Bonus"). Nothing contained in this Section 5.6 shall be deemed to limit in any way Sperber's and his spouse's right to receive the benefits referred to in Section 3.1 and 3.2 hereto."

2.  A new Section 5.7 is added to the Employment Agreement as follows:

          "5.7 CHANGE OF CONTROL. If Sperber's employment with the Company is terminated by the Company for any reason, other than upon his death or Disability or for Cause, or by Sperber pursuant to Section 4.1(c), in each case within two years following a Change of Control (as such term is defined in the Company's 1999 Stock Option Plan) or 90 days prior to such Change of Control, the Company shall pay to Sperber, in a lump sum in cash within 30 days of the later of such termination date and the Change of Control date, an amount equal to twice the sum of his Base Salary on such termination date plus the Reference Bonus, reduced by any amount paid or payable to Sperber pursuant to Sections 5.4(b) and (c). Nothing contained in this Section 5.7 shall be deemed to limit in any way Sperber's or his spouse's right to receive the benefits referred to in Sections 3.1 and 3.2 hereto."

3.  A new Section 11 is added to the Employment Agreement as follows:

          "11. MAXIMUM PAYMENT. Notwithstanding anything herein to the contrary, if it is determined that any payment made to Sperber, whether pursuant to the terms of this Agreement or otherwise (including but not limited to any stock option agreement), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties with respect to such excise tax (such excise tax, together with any interest or penalties thereon, is herein referred to as an "EXCISE TAX"), then Sperber shall be entitled to an additional payment or payments (a "GROSS-UP PAYMENT") in an amount that will place him in the same after-tax economic position that he would have enjoyed if the Excise Tax had not applied. The amount of the Gross-Up Payment shall be determined by the nationally recognized firm of accountants serving as the Corporation's independent auditors immediately prior to the Change of Control which resulted in the application of the Excise Tax, in their sole discretion, and shall be payable upon Sperber's demand."

Except as amended hereby, the Employment Agreement shall continue in full force and effect.

Dated as of December 31, 1999



/s/ Martin Sperber
----------------------------------        SCHEIN PHARMACEUTICAL, INC.
    Martin Sperber

                                          By: /s/ Dariush Ashrafi
                                              -------------------------
                                              Dariush Ashrafi
                                              President and
                                              Chief Operating Officer